Inventories	12 Months Ended
Mar. 31, 2025
Inventories [Abstract]
Inventories	Inventories

	JPY (millions) As of March 31
	2024	2025
Finished products and merchandise	¥349,590	¥323,513
Work-in-process	522,667	552,200
Raw materials and supplies	337,612	341,636
Total	¥1,209,869	¥1,217,349
The amount of inventory write-downs recognized was JPY 18,392 million, JPY 26,335 million, and JPY 40,203 million for the years ended March 31, 2023, 2024 and 2025 respectively, and was included in cost of sales.